AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is made as of as of July 23, 2025 (the “Amendment Effective Date”), by and among Flowco Holdings Inc., a Delaware corporation (the “Corporation”), and the GEC Holders and the White Deer Holders (each as defined in the Registration Rights Agreement (as defined below)). Capitalized terms used but not defined in this Amendment shall have the respective meanings given to such terms in the Registration Rights Agreement.

WHEREAS, the Corporation, GEC, White Deer and certain other stockholders of the Corporation are party to that certain registration rights agreement, dated as of January 17, 2025 (the “Registration Rights Agreement”);

WHEREAS, Section 15(a) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended, modified or waived only with the prior written consent of the Corporation and each of the GEC Holders and the White Deer Holders; and

WHEREAS, pursuant to Section 15(a) of the Registration Rights Agreement, the Corporation and each of the GEC Holders and the White Deer Holders desire to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.01 Amendments.

(a)
The defined terms in this Amendment, including in the preamble and recitals hereto are hereby added to the Registration Rights Agreement as if they were set forth therein.
(b)
Section 2(a) of the Registration Rights Agreement is hereby amended and restated in the entirety as follows:

“(a) Filing. From and after the Amendment Effective Date, any of the GEC Holders or the White Deer Holders may make a written request to the Corporation for the filing by the Corporation of a Shelf Registration Statement (any such request, a “Shelf Registration Request”). Subject to the Corporation’s rights under Section 2(c), the Corporation hereby agrees that it shall (i) use its reasonable best efforts to file on or prior to the thirtieth (30th) day after receipt of a Shelf Registration Request (provided if such date is following the end of a fiscal quarter for which a Form 10-Q or Form 10-K has not been filed with the SEC, then such filing requirement shall be deferred until the date that is five Business Days following the filing of such Form 10-Q or Form 10-K with the SEC) (the “Shelf Registration Date”) a Shelf Registration Statement (which Shelf Registration Statement shall be filed on Form S-3 if the Corporation is eligible therefor at the time of filing such Shelf Registration Statement with the SEC, and further shall be designated by the Corporation as an Automatic Shelf Registration

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Statement if the Corporation is a WKSI at the time of filing such Shelf Registration Statement with the SEC), as will permit or facilitate the sale and distribution of all Registrable Securities owned by the Holders (or such lesser amount of the Registrable Securities of any Holder as such Holder shall request to the Corporation in writing) in such manners of distribution as the Holders may reasonably request, and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to become effective as promptly as reasonably practicable after the Shelf Registration Date. No later than ten (10) Business Days prior to the filing of such Shelf Registration Statement, the Corporation shall give written notice to all Holders of the anticipated date of the filing of such Shelf Registration Statement. If the Corporation is permitted by applicable law, rule or regulation to add selling securityholders or additional Registrable Securities, as applicable, to a Shelf Registration Statement without filing a post-effective amendment, a Holder that requested that not all of its Registrable Securities be included in a Shelf Registration Statement that is currently effective may request the inclusion of such Holder’s Registrable Securities (such amount not in any event to exceed the total Registrable Securities owned by such Holder) in such Shelf Registration Statement at any time or from time to time, and the Corporation shall add such Registrable Securities to the Shelf Registration Statement as promptly as reasonably practicable, and such Holder shall be deemed a Shelf Holder. The Corporation shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 2(a).”

Section 1.02 No Further Amendment. Except as expressly provided by this Amendment, the Registration Rights Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed. Except as expressly set forth in this Amendment, no other terms and conditions of the Registration Rights Agreement are hereby amended, modified, supplemented or waived. Upon the effectiveness of this Amendment, each reference in the Registration Rights Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Registration Rights Agreement as amended by this Amendment.

Section 1.03 Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Corporation and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

Section 1.04 Counterparts. This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLOWCO HOLDINGS INC.

By: Joseph R. Edwards

President and CEO

GEC HOLDERS:

By: Jonathan B. Fairbanks

Managing Partner

WHITE DEER HOLDERS:

By: Varun Babbili

Authorized Person

Signature Page to Amendment No. 1 to Registration Rights Agreement